Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 19, 2016 (this “Eighth Amendment”), among WEST CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement (as defined below)) party hereto, the Guarantors (as defined in the Existing Credit Agreement) party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under and as defined in the Existing Credit Agreement (in such capacity, the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as designated Lender of the 2016 Replacement Term B-12 Loans referred to below (in such capacity, the “Designated 2016 Replacement Term B-12 Lender”) and designated Lender of the 2016 Replacement Term B-14 Loans referred to below (in such capacity, the “Designated 2016 Replacement Term B-14 Lender”), each of the other Lenders (as defined below) party hereto with a 2016 Replacement Term B-12 Commitment referred to below (together with the Designated 2016 Replacement Term B-12 Lender, the “2016 Replacement Term B-12 Lenders”) and each of the other Lenders party hereto with a 2016 Replacement Term B-14 Commitment referred to below (together with the Designated 2016 Replacement Term B-14 Lender, the “2016 Replacement Term B-14 Lenders”).

PRELIMINARY STATEMENTS

A. The Borrower, each lender from time to time party thereto (the “Lenders”), the Administrative Agent and other agents and parties party thereto have entered into an Amended and Restated Credit Agreement, dated as of October 5, 2010 (as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 15, 2012, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of October 24, 2012, Amendment No. 3 to Amended and Restated Credit Agreement; Amendment No. 1 to Guarantee Agreement, dated as of February 20, 2013, Amendment No. 4 to Amended and Restated Credit Agreement, dated as of January 24, 2014, Amendment No. 5 to Amended and Restated Credit Agreement, dated as of July 1, 2014, Amendment No. 6 to Amended and Restated Credit Agreement, dated as of November 24, 2015 and Amendment No. 7 to Amended and Restated Credit Agreement, dated as of June 17, 2016, and as further amended, supplemented and/or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Eighth Amendment (the “Amended Credit Agreement”)).

B. The Borrower and Subsidiary Borrowers desire to amend the Existing Credit Agreement to, among other things, (x) reprice the outstanding Term B-12 Loans under the Existing Credit Agreement at a lower Applicable Rate and/or interest rate floor by refinancing in full all of the outstanding Term B-12 Loans with 2016 Replacement Term B-12 Loans (as defined below) pursuant to, and in accordance with the requirements of, Section 10.01 of the Existing Credit Agreement (collectively, the “2016 Replacement Term B-12 Facility”), which refinancing may take the form of (1) a conversion of certain existing Term B-12 Loans into 2016 Replacement Term B-12 Loans and/or (2) additional new commitments to fund 2016 Replacement Term B-12 Loans, the proceeds of which will be used to prepay in full the outstanding Term B-12 Loans under the Existing Credit Agreement immediately prior to giving effect to this Eighth Amendment (for purposes of this Eighth Amendment, herein called the “Refinanced Term B-12 Loans”) in an aggregate principal amount of $867,825,000 and (y) reprice the outstanding Term B-14 Loans under the Existing Credit Agreement at a lower Applicable Rate and/or interest rate floor by refinancing in full all of the outstanding Term B-14 Loans with 2016 Replacement Term B-14 Loans (as defined below) pursuant to, and in accordance with the requirements of, Section 10.01 of the Existing Credit Agreement (collectively, the “2016 Replacement Term B-14 Facility”), which refinancing may take the form of (1) a conversion of certain existing Term B-14 Loans into 2016 Replacement Term B-14 Loans and/or (2) additional new commitments to fund 2016 Replacement Term

B-14 Loans, the proceeds of which will be used to prepay in full the outstanding Term B-14 Loans under the Existing Credit Agreement immediately prior to giving effect to this Eighth Amendment (for purposes of this Eighth Amendment, herein called the “Refinanced Term B-14 Loans”) in an aggregate principal amount of $259,350,000.

C. The Borrower has appointed Wells Fargo Securities, LLC (“Wells Fargo” or, in its capacity as left lead arranger, the “Left Lead Arranger”), Deutsche Bank Securities Inc. (“DBSI”), and Merrill Lynch, Pierce, Fenner and Smith Incorporated (“MLPFS”) to act, and each of Wells Fargo, DBSI and MLPFS have agreed to act, as joint lead arrangers (collectively, the “Lead Arrangers”) and joint bookrunners, in each case, with respect to this Eighth Amendment, the 2016 Replacement Term B-12 Facility and the 2016 Replacement Term B-14 Facility.

D. The parties hereto have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Eighth Amendment have the same meanings as specified in the Amended Credit Agreement.

SECTION 2. Amendments to Existing Credit Agreement.

(a) (i) Each of the 2016 Replacement Term B-12 Lenders hereby agrees to make to the Borrower and the Subsidiary Borrowers, on (and subject to the occurrence of) the Eighth Amendment Effective Date (as defined below), 2016 Replacement Term B-12 Loans in Dollars in an aggregate principal amount equal to $867,825,000 to refinance all Refinanced Term B-12 Loans in accordance with the relevant requirements of the Existing Credit Agreement and this Eighth Amendment. It is understood and agreed that the 2016 Replacement Term B-12 Loans being made pursuant to this Eighth Amendment shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 10.01 of the Existing Credit Agreement, and the Refinanced Term B-12 Loans being refinanced shall constitute “Refinanced Term Loans” as defined in, and pursuant to, Section 10.01 of the Existing Credit Agreement. Except as expressly provided in this Eighth Amendment (including as to the Applicable Rate and call protection) and the Amended Credit Agreement, the 2016 Replacement Term B-12 Loans shall be on terms identical to the Refinanced Term B-12 Loans (including, without limitation, as to maturity, Guarantors, Collateral (and ranking) and payment priority).

(ii) Each of the 2016 Replacement Term B-14 Lenders hereby agrees to make to the Borrower and the Subsidiary Borrowers, on (and subject to the occurrence of) the Eighth Amendment Effective Date, 2016 Replacement Term B-14 Loans in Dollars in an aggregate principal amount equal to $259,350,000 to refinance all Refinanced Term B-14 Loans in accordance with the relevant requirements of the Existing Credit Agreement and this Eighth Amendment. It is understood and agreed that the 2016 Replacement Term B-14 Loans being made pursuant to this Eighth Amendment shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 10.01 of the Existing Credit Agreement, and the Refinanced Term B-14 Loans being refinanced shall constitute “Refinanced Term Loans” as defined in, and pursuant to, Section 10.01 of the Existing Credit Agreement. Except as expressly provided in this Eighth Amendment (including as to the Applicable Rate and call protection) and the Amended Credit Agreement, the 2016 Replacement Term B-14 Loans shall be on terms identical to the Refinanced Term B-14 Loans (including, without limitation, as to maturity, Guarantors, Collateral (and ranking) and payment priority).

(iii) The Administrative Agent has prepared a schedule (the “New 2016 Commitment Schedule”) which sets forth the allocated commitments received by it with respect to the (x) 2016 Replacement Term B-12 Loans (such commitments, the “2016 Replacement Term B-12 Commitments”) from the 2016 Replacement Term B-12 Lenders and (y) 2016 Replacement Term B-14 Loans (such commitments, the “2016 Replacement Term B-14 Commitments”) from the 2016 Replacement Term B-14 Lenders. The Left Lead Arranger has notified each 2016 Replacement Term B-12 Lender as to its allocated 2016 Replacement Term B-12 Commitment and each 2016 Replacement Term B-14 Lender as to its allocated 2016 Replacement Term B-14 Commitment, respectively, and each of the 2016 Replacement Term B-12 Lenders and the 2016 Replacement Term B-14 Lenders is listed as a signatory to this Eighth Amendment. On the Eighth Amendment Effective Date, all then outstanding Refinanced Term B-12 Loans and Refinanced Term B-14 Loans shall be refinanced in full as follows:

(A) (x) the outstanding aggregate principal amount of Refinanced Term B-12 Loans of each Term B-12 Lender which (i) is an existing Term B-12 Lender under the Existing Credit Agreement with respect to Refinanced Term B-12 Loans prior to giving effect to this Eighth Amendment (each, an “Existing Term B-12 Lender”) and (ii) does not have a 2016 Replacement Term B-12 Commitment (a Term B-12 Lender meeting the requirements of subclauses (x)(i) and (ii), each, a “Non-Converting Term B-12 Lender”) shall be repaid in full in cash with respect to its Refinanced Term B-12 Loans and (y) the outstanding aggregate principal amount of Refinanced Term B-14 Loans of each Term B-14 Lender which (i) is an existing Term B-14 Lender under the Existing Credit Agreement with respect to Refinanced Term B-14 Loans prior to giving effect to this Eighth Amendment (each, an “Existing Term B-14 Lender”) and (ii) does not have a 2016 Replacement Term B-14 Commitment (a Term B-14 Lender meeting the requirements of subclauses (y)(i) and (ii), each, a “Non-Converting Term B-14 Lender”) shall be repaid in full in cash with respect to its Refinanced Term B-14 Loans;

(B) (x) the outstanding aggregate principal amount of Refinanced Term B-12 Loans of each Existing Term B-12 Lender which has a 2016 Replacement Term B-12 Commitment (each, a “2016 Converting Term B-12 Lender”) shall automatically be converted into new Term B-12 Loans (each, a “Converted 2016 Replacement Term B-12 Loan”) in a principal amount equal to such 2016 Converting Term B-12 Lender’s outstanding Refinanced Term B-12 Loans (the “Term B-12 Loan Conversion”) and (y) the outstanding aggregate principal amount of Refinanced Term B-14 Loans of each Existing Term B-14 Lender which has a 2016 Replacement Term B-14 Commitment (each, a “2016 Converting Term B-14 Lender”) shall automatically be converted into new Term B-14 Loans (each, a “Converted 2016 Replacement Term B-14 Loan”) in a principal amount equal to such 2016 Converting Term B-14 Lender’s outstanding Refinanced Term B-14 Loans (the “Term B-14 Loan Conversion”);

(C) (1) each Person with a 2016 Replacement Term B-12 Commitment that is not an Existing Term B-12 Lender (each, a “New 2016 Replacement Term B-12 Lender”) and (2) each 2016 Converting Term B-12 Lender with a 2016 Replacement Term B-12 Commitment in an amount in excess of the aggregate principal amount of Refinanced Term B-12 Loans of such 2016 Converting Term B-12 Lender (any such difference as to such 2016 Converting Term B-12 Lender, a “New 2016 Replacement Term B-12 Commitment”), agrees to make to the Borrower and the applicable Subsidiary Borrowers a new Term B-12 Loan (the “New 2016 Replacement Term B-12 Loans” and, together with the Converted 2016 Replacement Term B-12 Loans, the “2016 Replacement Term B-12 Loans”) in a principal amount equal to such New 2016 Replacement Term B-12 Lender’s 2016 Replacement Term B-12 Commitment or such 2016 Converting Term B-12 Lender’s New 2016 Replacement Term B-12 Commitment, as the case may be, on the Eighth Amendment Effective Date; and

(D) (1) each Person with a 2016 Replacement Term B-14 Commitment that is not an Existing Term B-14 Lender (each, a “New 2016 Replacement Term B-14 Lender”) and (2) each 2016 Converting Term B-14 Lender with a 2016 Replacement Term B-14 Commitment in an amount in excess of the aggregate principal amount of Refinanced Term B-14 Loans of such 2016 Converting Term B-14 Lender (any such difference as to such 2016 Converting Term B-14 Lender, a “New 2016 Replacement Term B-14 Commitment”), agrees to make to the Borrower and the applicable Subsidiary Borrowers a new Term B-14 Loan (the “New 2016 Replacement Term B-14 Loans” and, together with the Converted 2016 Replacement Term B-14 Loans, the “2016 Replacement Term B-14 Loans”) in a principal amount equal to such New 2016 Replacement Term B-14 Lender’s 2016 Replacement Term B-14 Commitment or such 2016 Converting Term B-14 Lender’s New 2016 Replacement Term B-14 Commitment, as the case may be, on the Eighth Amendment Effective Date.

(iv) On the Eighth Amendment Effective Date, (x) each 2016 Replacement Term B-12 Lender hereby agrees to “fund” its 2016 Replacement Term B-12 Loans in an aggregate principal amount equal to such 2016 Replacement Term B-12 Lender’s 2016 Replacement Term B-12 Commitment and (y) each 2016 Replacement Term B-14 Lender hereby agrees to “fund” its 2016 Replacement Term B-14 Loans in an aggregate principal amount equal to such 2016 Replacement Term B-14 Lender’s 2016 Replacement Term B-14 Commitment, in each case, as follows:

(A) (x) each 2016 Converting Term B-12 Lender shall fund its Converted 2016 Replacement Term B-12 Loans by converting its then outstanding principal amount of Refinanced Term B-12 Loans into a Converted 2016 Replacement Term B-12 Loan in a principal amount equal to such 2016 Converting Term B-12 Lender’s outstanding Refinanced Term B-12 Loans and (y) each 2016 Converting Term B-14 Lender shall fund its Converted 2016 Replacement Term B-14 Loans by converting its then outstanding principal amount of Refinanced Term B-14 Loans into a Converted 2016 Replacement Term B-14 Loan in a principal amount equal to such 2016 Converting Term B-14 Lender’s outstanding Refinanced Term B-14 Loans; and

(B) (x) the Designated 2016 Replacement Term B-12 Lender shall fund in cash to the Borrower and the applicable Subsidiary Borrowers, on behalf of each 2016 Converting Term B-12 Lender with a New 2016 Replacement Term B-12 Commitment and each New 2016 Replacement Term B-12 Lender with a 2016 Replacement Term B-12 Commitment an aggregate amount equal to (1) in the case of a 2016 Converting Term B-12 Lender, such 2016 Converting Term B-12 Lender’s New 2016 Replacement Term B-12 Commitment, and (2) in the case of a New 2016 Replacement Term B-12 Lender, such New 2016 Replacement Term B-12 Lender’s 2016 Replacement Term B-12 Commitment, if any and (y) the Designated 2016 Replacement Term B-14 Lender shall fund in cash to the Borrower and the applicable Subsidiary Borrowers, on behalf of each 2016 Converting Term B-14 Lender with a New 2016 Replacement Term B-14 Commitment and each New 2016 Replacement Term B-14 Lender with a 2016 Replacement Term B-14 Commitment an aggregate amount equal to, (1) in the case of a 2016 Converting Term B-14 Lender, such 2016 Converting Term B-14 Lender’s New 2016 Replacement Term B-14 Commitment, and (2) in the case of a New 2016 Replacement Term B-14 Lender, such New 2016 Replacement Term B-14 Lender’s 2016 Replacement Term B-14 Commitment, if any.

(v) On the Eighth Amendment Effective Date, the Borrower shall pay in cash (x) all accrued and unpaid interest on the Refinanced Term B-12 Loans through the Eighth Amendment Effective Date at the rate in effect prior to giving effect to this Eighth Amendment, (y) all accrued and unpaid interest on the Refinanced Term B-14 Loans through the Eighth Amendment Effective Date at the rate in effect prior to giving effect to this Eighth Amendment, and (z) to each Non-Converting Term B-12 Lender, each 2016 Converting Term B-12 Lender, each Non-Converting Term B-14 Lender and each 2016 Converting B-14 Lender, any loss, expense or liability due under Section 3.05 of the Existing Credit Agreement.

(vi) Promptly following the Eighth Amendment Effective Date, (x) all Term B-12 Notes, if any, evidencing the Refinanced Term B-12 Loans shall be cancelled and returned to the

Borrower, and any 2016 Replacement Term B-12 Lender may request that its 2016 Replacement Term B-12 Loan be evidenced by a Term B-12 Note and (y) all Term B-14 Notes, if any, evidencing the Refinanced Term B-14 Loans shall be cancelled and returned to the Borrower, and any 2016 Replacement Term B-14 Lender may request that its 2016 Replacement Term B-14 Loan be evidenced by a Term B-14 Note, in each case, pursuant to Section 2.11(a) of the Amended Credit Agreement.

(vii) All proceeds of the (x) 2016 Replacement Term B-12 Loans will be used solely to repay the outstanding principal amount of Refinanced Term B-12 Loans of Existing Term B-12 Lenders on the Eighth Amendment Effective Date and (y) 2016 Replacement Term B-14 Loans will be used solely to repay the outstanding principal amount of Refinanced Term B-14 Loans of Existing Term B-14 Lenders on the Eighth Amendment Effective Date, and, in each case, to pay any fees and expenses incurred in connection with this Eighth Amendment.

(b) Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 hereof (immediately after making of the 2016 Replacement Term B-12 Loans and 2016 Replacement Term B-14 Loans), the Existing Credit Agreement is hereby amended as follows:

(A) The definition of “Adjusted Eurocurrency Rate” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting clause (b) appearing in such definition in its entirety and inserting the following new clause (b) in lieu thereof:

“(b)(i) in the case of Term B-12 Loans only, if higher than the rate per annum determined in accordance with preceding clause (a), a rate per annum equal to 0.75% and (ii) in the case of Term B-14 Loans only, if higher than the rate per annum determined in accordance with preceding clause (a), a rate per annum equal to 0.00% and”

(B) The definition of “Applicable Rate” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by (1) deleting clauses (c) and (d) appearing in such definition in their entirety and inserting the following new clauses (c) and (d) in lieu thereof:

“(c) with respect to Term B-12 Loans, (i) maintained as Base Rate Loans, 1.50% and (ii) maintained as Eurocurrency Rate Loans, 2.50%;

(d) with respect to Term B-14 Loans, (i) maintained as Base Rate Loans, 1.50% and (ii) maintained as Eurocurrency Rate Loans, 2.50%;”

and (2) inserting the following new text at the end thereof:

“Notwithstanding the foregoing, in the case of the Term B-12 Loans and the Term B-14 Loans, the Applicable Rate shall be increased as, and to the extent, necessary to comply with the MFN Protection in Section 2.14(b).”

(C) The definition of “Arrangers” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

““Arrangers” means Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., each in its capacity as a joint lead arranger (or, (i) with respect to the Fourth Amendment and the Term B-9 Loans and Term B-10 Loans, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., each in its capacity as a Joint lead arranger and bookrunner, (ii) with respect to the Fifth Amendment and the

Term A-1 Facility and Revolving Credit Facility, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Bank of Montreal, Chicago Branch, Citibank, N.A., Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., each in its capacity as a Joint lead arranger and bookrunner, (iii) with respect to the Sixth Amendment and the Term B-11 Loans, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, each in its capacity as a Joint lead arranger and bookrunner, (iv) with respect to the Seventh Amendment and the Extended 2016 Revolving Credit Facility and the Term A-2 Loans, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., each in its capacity as joint lead arranger, (v) with respect to the Seventh Amendment, the Term B-12 Loans and Term B-14 Loans, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citizens Bank, National Association, each in its capacity as a joint lead arranger, and (vi) with respect to the Eighth Amendment, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each in its capacity as a joint lead arranger).”

(D) The definition of “Base Rate” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting clause (e) appearing in such definition in its entirety and inserting the following new clause (e) in lieu thereof:

“(e)(i) with respect to Term B-12 Loans, 1.75% per annum and (ii) with respect to Term B-14 Loans, 0.00% per annum.”

(E) The definition of “Bookrunners” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

““Bookrunners” means Lehman Brothers Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, each in its capacity as a joint bookrunner (or, (i) with respect to the Seventh Amendment, the Extended 2016 Revolving Credit Facility and the Term A-2 Loans, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., each in its capacity as a joint bookrunner , (ii) with respect to the Seventh Amendment, the Term B-12 Loans and Term B-14 Loans, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citizens Bank, National Association, each in its capacity as a joint bookrunner, and (iii) with respect to the Eighth Amendment, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each in its in its capacity as a joint bookrunner).”

(F) The definition of “Class” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

““Class” (a) when used with respect to Lenders, refers to whether such Lenders are Existing Non-Extended Term B-10 Lenders, Existing Non-Extended Term A-1 Lenders, Term A-2 Lenders, Term B-11 Lenders, Term B-12 Lenders, Term B-14 Lenders, Revolving Credit Lenders and Extending Lenders with Extended Term Loans or Extending Lenders with Extended Revolving Credit Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, 2016 Replacement Term B-12 Commitments, Incremental Term B-12 Commitments, Incremental Term A-2 Commitments, 2016 Replacement Term B-14 Commitments, Incremental Term B-14 Commitments or commitments in respect of any other Extended Term Loans or other Extended Revolving Credit Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans, Existing Non-Extended Term B-10 Loans, Existing Non-Extended Term A-1 Loans, Term A-2 Loans, Term B-11 Loans, Term B-12 Loans, Term B-14 Loans, Extended Term Loans or Loans in respect of Extended Revolving Credit Commitments.”

(G) The definition of “Pro Rata Share” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

““Pro Rata Share” means, with respect to each Lender at any time, (i) a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities at such time; provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof, (ii) for purposes of Section 2.02(b) only, at the time of the funding of the Additional Term B-9 Loans on the Fourth Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Additional Term B-9 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate Additional Term B-9 Commitments of all Lenders at such time, (iii) for purposes of Section 2.02(b) only, at the time of the funding of the Additional Term B-10 Loans on the Fourth Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Additional Term B-10 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate Additional Term B-10 Commitments of all Lenders at such time, (iv) for purposes of Section 2.02(b) only, at the time of the funding of the Term A-1 Loans, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term A-1 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate Term A-1 Commitments of all Term A-1 Lenders at such time, (v) for purposes of Section 2.02(b) only, at the time of the funding of the Term B-11 Loans on the Sixth Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term B-11 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate Term B-11 Commitments of all Term B-11 Lenders at such time, (vi) for purposes of Section 2.02(b) only, at the time of the funding of the Term B-12 Loans on the Seventh Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Incremental Term B-12 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate Incremental Term B-12 Commitments of all Term B-12 Lenders at such time, (vii) for purposes of Section 2.02(b) only, at the time of the funding of the Term B-14 Loans on the Seventh Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Incremental Term B-14 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate Incremental Term B-14 Commitments of all Term B-14 Lenders at such time, (viii) for purposes of Section 2.02(b) only, at the time of the funding of the Term A-2 Loans on the Seventh Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Incremental Term A-2 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate Incremental Term A-2 Commitments of all Term A-2 Lenders at such time, (ix) for purposes of Section 2.02(b) only, at the time of the funding of the Term B-12 Loans on the Eighth Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the 2016 Replacement Term B-12 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate 2016 Replacement Term B-12 Commitments of all Term B-12 Lenders at such time, and (x) for purposes of Section 2.02(b) only, at the time of the funding of the Term B-14 Loans on the Eighth Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the 2016 Replacement Term B-14 Commitment of such Lender at such time and the denominator of which is the sum of the aggregate 2016 Replacement Term B-14 Commitments of all Term B-14 Lenders at such time.”

(H) The definition of “Term B-12 Borrowing” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

“Term B-12 Borrowing” means a borrowing consisting of simultaneous Term B-12 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-12 Lenders pursuant to Section 2.01(a)(vii) and/or Section 2.01(xi).

(I) The definition of “Term B-12 Lender” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

“Term B-12 Lender” means, at any time, any Lender that has an Incremental Term B-12 Commitment, 2016 Replacement Term B-12 Commitment or a Term B-12 Loan at such time.

(J) The definition of “Term B-12 Loan” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

“Term B-12 Loan” means, (i) prior to the Eighth Amendment Effective Date, a Loan made or converted pursuant to Section 2.01(a)(vii), and (ii) on or after the Eighth Amendment Effective Date, the 2016 Replacement Term B-12 Loans made by the 2016 Replacement Term B-12 Lenders on the Eighth Amendment Effective Date.

(K) The definition of “Term B-14 Borrowing” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

“Term B-14 Borrowing” means a borrowing consisting of simultaneous Term B-14 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-14 Lenders pursuant to Section 2.01(a)(viii) and/or Section 2.01(xii).

(L) The definition of “Term B-14 Lender” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

“Term B-14 Lender” means, at any time, any Lender that has a 2016 Replacement Term B-14 Commitment or a Term B-14 Loan at such time.

(M) The definition of “Term B-14 Loan” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

“Term B-14 Loan” means, (i) prior to the Eighth Amendment Effective Date, a Loan made or converted pursuant to Section 2.01(a)(viii), and (ii) on or after the Eighth Amendment Effective Date, the 2016 Replacement Term B-14 Loans made by the 2016 Replacement Term B-14 Lenders on the Eighth Amendment Effective Date.

(N) The definition of “Term Commitment” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following new definition in lieu thereof:

““Term Commitment” means any commitment in respect of Extended Term Loans, any Incremental Term A-2 Commitment, any Term B-11 Commitment, any Incremental Term B-12 Commitment, any 2016 Replacement Term B-12 Commitment, any 2016 Replacement Term B-14 Commitment and any Incremental Term B-14 Commitment.”

(O) Section 1.01 of the Existing Credit Agreement is hereby further amended by inserting the following definitions in appropriate alphabetical order:

“2016 Replacement Term B-12 Commitment” has the meaning provided in the Eighth Amendment.

“2016 Replacement Term B-12 Lender” has the meaning provided in the Eighth Amendment.

“2016 Replacement Term B-12 Loans” has the meaning provided in the Eighth Amendment.

“2016 Replacement Term B-14 Commitment” has the meaning provided in the Eighth Amendment.

“2016 Replacement Term B-14 Lender” has the meaning provided in the Eighth Amendment.

“2016 Replacement Term B-14 Loans” has the meaning provided in the Eighth Amendment.

“Eighth Amendment” means that certain Amendment No. 8 to Amended and Restated Credit Agreement, dated as of December 19, 2016 , among the Borrower, the Subsidiary Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto, each 2016 Replacement Term B-12 Lender, each 2016 Replacement Term B-14 Lender, the Designated 2016 Replacement Term B-12 Lender (as defined therein), the Designated 2016 Replacement Term B-14 Lender (as defined therein) and the Administrative Agent.”

“Eighth Amendment Effective Date” has the meaning specified in the Eighth Amendment. For the avoidance of doubt, the Administrative Agent notified the parties to this Agreement that the Eighth Amendment Effective Date occurred as of December 19, 2016 .

“MFN Protection” has the meaning provided in Section 2.14(b).

“Required Class Lenders” means, with respect to any Class on any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings under such Class (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments under such Class and (c) aggregate unused Revolving Credit Commitments under such Class.

(P) Section 1.02 of the Existing Credit Agreement is hereby amended by inserting the following new clause (h) immediately after clause (g) thereof:

“(h) The terms “conversion” and “continuation” as they relate to (i) the Term B-12 Loans shall include the consolidated “borrowing” of Term B-12 Loans pursuant to the incurrence of 2016 Replacement Term B-12 Loans pursuant to the 2016 Replacement Term B-12 Commitments and (ii) the Term B-14 Loans shall include the consolidated “borrowing” of Term B-14 Loans pursuant to the incurrence of 2016 Replacement Term B-14 Loans pursuant to the 2016 Replacement Term B-14 Commitments.”

(Q) Section 2.01(a) of the Credit Agreement is hereby amended by (i) renumbering the existing clause “(xi)” thereof as clause “(xiii)” and inserting the following new clauses (xi) and (xii) immediately following clause (x) thereof:

“(xi) Term B-12 Loans. On the Eighth Amendment Effective Date, subject to the terms and conditions set forth herein and in the Eighth Amendment, as applicable, the 2016 Replacement Term B-12 Lenders agree to make to the Borrower and the applicable Subsidiary Borrowers a term loan denominated in Dollars in an aggregate principal amount of the 2016 Replacement Term B-12 Commitment of such 2016 Replacement Term B-12 Lender on the Eighth Amendment Effective Date (as in effect immediately prior to giving effect to the funding and termination thereof on such date pursuant to Section 2.06(b)).

(xii) Term B-14 Loans. On the Eighth Amendment Effective Date, subject to the terms and conditions set forth herein and in the Eighth Amendment, as applicable, the 2016 Replacement Term B-14 Lenders agree to make to the Borrower and the applicable Subsidiary Borrowers a term loan denominated in Dollars in an aggregate principal amount of the 2016 Replacement Term B-14 Commitment of such 2016 Replacement Term B-14 Lender on the Eighth Amendment Effective Date (as in effect immediately prior to giving effect to the funding and termination thereof on such date pursuant to Section 2.06(b)).”

(R) Section 2.05(a)(i) of the Existing Credit Agreement is hereby amended by deleting the text “Seventh Amendment Effective Date” in each place such text appears in the second and third paragraphs therein and inserting “Eighth Amendment Effective Date” in lieu thereof.

(S) Section 2.06 of the Existing Credit Agreement is hereby amended by deleting clause (b)(i) thereof in its entirety and inserting the following new clause (b)(i) in lieu thereof:

“(b) Mandatory. (i) The Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term Loans pursuant to Section 2.01(a) and, with respect to the Term A-1 Commitments of each Term A-1 Lender, shall be automatically and permanently reduced to $0 on January 1, 2015 if the Term A-1 Loans are not made before such date. For the avoidance of doubt, (w) all Term A-1 Commitments shall be automatically and permanently reduced to $0 on the Term A-1 Incurrence Date regardless of the amount of Term A-1 Loans then incurred, (x) all Incremental Term A-2 Commitments, Incremental Term B-12 Commitments and Incremental Term B-14 Commitments shall be automatically and permanently reduced to $0 on the Seventh Amendment Effective Date immediately after the incurrence of Term A-2 Loans, Term B-12 Loans and Term B-14 Loans on such date pursuant to Section 2.01(a)(vii)(B), Section 2.01(a)(viii)(B) or Section 2.01(a)(ix)(B), as the case may be, regardless of the amount of such Term

Loans then incurred, (y) all 2016 Replacement Term B-12 Commitments shall be automatically and permanently reduced to $0 on the Eighth Amendment Effective Date immediately after the incurrence of 2016 Replacement Term B-12 Loans on such date pursuant to the Eighth Amendment regardless of the amount of such Term B-12 Loans then incurred and (z) all 2016 Replacement Term B-14 Commitments shall be automatically and permanently reduced to $0 on the Eighth Amendment Effective Date immediately after the incurrence of 2016 Replacement Term B-14 Loans on such date pursuant to the Eighth Amendment regardless of the amount of such Term B-14 Loans then incurred.”

(T) Section 2.07 of the Existing Credit Agreement is hereby amended by deleting clauses (a)(iii) and (iv) thereof in their entirety and inserting the following new clauses (a)(iii) and (iv) in lieu thereof:

“(iii) for the ratable account of the Term B-12 Lenders, on the last Business Day of each March, June, September and December, commencing on the last Business Day of December 2016, an aggregate amount equal to 0.25% of the aggregate principal amount of all Term B-12 Loans outstanding on the Eighth Amendment Effective Date (after giving effect to the incurrence of the 2016 Replacement Term B-12 Loans); provided that such payments of Term B-12 Loans shall be reduced as a result of the application of prepayments of Term B-12 Loans made after the Eighth Amendment Effective Date in accordance with the applicable order of priority set forth in Section 2.05;

(iv) for the ratable account of the Term B-14 Lenders, on the last Business Day of each March, June, September and December, commencing on the last Business Day of December 2016, an aggregate amount equal to 0.25% of the aggregate principal amount of all Term B-14 Loans outstanding on the Eighth Amendment Effective Date (after giving effect to the incurrence of the 2016 Replacement Term B-14 Loans); provided that such payments of Term B-14 Loans shall be reduced as a result of the application of prepayments of Term B-14 Loans made after the Eighth Amendment Effective Date in accordance with the applicable order of priority set forth in Section 2.05;”

(U) Section 2.14 of the Existing Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and inserting the following new clause (b) in lieu thereof:

“(b) The Incremental Term Loans (i) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans, (ii) other than as set forth in clause (iv) below, shall (x) in the case of any Incremental Term Loans that are “A” Term Loans, not mature earlier than the Maturity Date with respect to any Class of Term Loans that are “A” Term Loans; provided that if there are no Term Loans that are “A” Term Loans at the time such Incremental Term Loans are incurred then such Incremental Term Loans shall not mature earlier than the 90th day prior to Maturity Date with respect to any Class of Term Loans with an aggregate outstanding principal amount of $500,000,000 on the date of incurrence of such Incremental Term Loans and (y) in the case of any Incremental Term Loans that are “B” Term Loans, not mature earlier than (I) the Maturity Date with respect to any Class of Term Loans that are “B” Term Loans or (II) 90 days after the Maturity Date with respect to any Class of Term Loans that are “A” Term Loans, (iii) other than as set forth in clause (iv) below, shall (x) in the case of any Incremental Term Loans that are “A” Term Loans, not have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity with respect to any Class of Term Loans that are “A” Term Loans, provided that if there are no Term Loans that are “A” Term Loans at the time such Incremental Term Loans are incurred then the quarterly amortization payments prior to the final stated maturity of such Incremental Term Loans as a percentage of the original principal amount of such Incremental Term Loans shall not exceed the quarterly amortization payments prior to the final stated maturity of the Term A-1 Loans as a percentage of the original principal amount of the Term A-1 Loans (assuming for such purposed that the Term A-1 Loans were incurred on the Fifth Amendment Effective Date) and (y) in the case of any Incremental Term Loans that are “B” Term Loans, not have a Weighted

Average Life to Maturity that is shorter than the Weighted Average Life to Maturity with respect to any Class of Term Loans, (iv) in the case of any Incremental Term Loans the proceeds of which are used to prepay any Class of Term Loans, the final maturity and Weighted Average Life to Maturity of such Incremental Term Loans shall be no earlier than or shorter than, as applicable, the final maturity and Weighted Average Life to Maturity of such Class of Term Loans to be prepaid and (v) except as set forth above, shall be treated substantially the same as the Term Loans (in each case, including with respect to mandatory and voluntary prepayments); provided that (A) the terms and conditions applicable to Incremental Term Loans may be materially different from those of the Term Loans to the extent such differences are reasonably acceptable to the Administrative Agent and (B) the interest rates and amortization schedule applicable to the Incremental Term Loans shall be determined by the Borrower and the lenders thereof; provided, however, that with respect to any Incremental Term Loans that are “B” Term Loans ranking equal in priority with respect to the Collateral with the 2016 Replacement Term B-12 Facility and the 2016 Replacement Term B-14 Facility that are established on or prior to the date that is 18 months after the Eighth Amendment Effective Date, the Effective Yield applicable to such Incremental Term Loans shall not be greater than the applicable Effective Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to any Class of Loans that are “B” Term Loans plus 50 basis points per annum unless the Effective Yield with respect to such Class of Loans that are “B” Term Loans is increased so as to cause the then applicable Effective Yield under this Agreement on such Class of Loans that are “B” Term Loans to equal the Effective Yield then applicable to the Incremental Term Loans minus 50 basis points (the foregoing, the “MFN Protection”); provided that if the Incremental Term Loans include an interest rate floor greater than the applicable interest rate floor under such Class of Loans that are “B” Term Loans, such differential between interest rate floors shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the interest rate margin under such Class of Loans that are “B” Term Loans shall be required, but only to the extent an increase in the interest rate floor in such Class of Loans that are “B” Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case, the interest rate floor (but not the interest rate margin) applicable to such Class of Loans that are “B” Term Loans shall be increased to the extent of such differential between interest rate floors.”

(V) Section 2.14 of the Existing Credit Agreement is hereby further amended by deleting the first sentence of clause (d) thereof in its entirety and inserting the following new sentence in lieu thereof:

“Increased Term Loans shall be on the same terms as, and become part of, the Class of Term Loans proposed to be increased under such Term Loan Increase; provided that the amount of any original issue discount and upfront fees in respect of the Increased Term Loans may differ from those in respect of the Class of Term Loans proposed to be increased so long as the Increased Term Loans will be fungible for U.S. federal income tax purposes with the Class of Term Loans proposed to be increased; provided further, that the MFN Protection set forth in Section 2.14(b) shall apply to any Class of Loans that are “B” Term Loans proposed to be increased pursuant to such Term Loan Increase.”

(W) Section 3.07 of the Existing Credit Agreement is hereby amended by deleting clause (d) thereof in their entirety and inserting the following new clause (d) in lieu thereof:

“(d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure from or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans or Commitments and (iii) the Required Lenders (or, in the case of a consent, waiver or amendment involving all affected Lenders of a certain Class, the Required Class Lenders with respect to such Class) have agreed (but solely to the extent required by Section 10.01) to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.””

(X) Section 7.10 of the Existing Credit Agreement is hereby amended by deleting clause (a)(v) thereof in its entirety and inserting the following new clause (a)(v) in lieu thereof:

“(v) any Term B-12 Loans, whether directly or indirectly, other than (v) to prepay outstanding Term Loans on the Seventh Amendment Effective Date, (w) to prepay, on the Seventh Amendment Effective Date, any accrued but unpaid interest on the Term Loans (including, for the avoidance of doubt, the Term B-10 Loans subject to the Term B-10 Loan Extensions and the Term B-11 Loans subject to the Term B-11 Loan Extension), (x) to prepay any accrued but unpaid interest and/or commitment fees on the Revolving Credit Commitments, (y)(1) to prepay, on the Eighth Amendment Effective Date, outstanding Term B-12 Loans on the Eighth Amendment Effective Date and (2) to prepay, on the Eighth Amendment Effective Date, any accrued but unpaid interest on the Term B-12 Loans and (z)(1) to pay, on the Seventh Amendment Effective Date, fees and expenses incurred in connection with the transactions described in the Seventh Amendment and (2) to pay, on the Eighth Amendment Effective Date, fees and expenses incurred in connection with the transactions described in the Eighth Amendment,”

(Y) Section 7.10 of the Existing Credit Agreement is hereby amended by deleting clause (a)(viii) thereof in its entirety and inserting the following new clause (a)(viii) in lieu thereof:

“(viii) any Term B-14 Loans, whether directly or indirectly, other than (v) to prepay outstanding Term Loans on the Seventh Amendment Effective Date, (w) to prepay, on the Seventh Amendment Effective Date, any accrued but unpaid interest on the Term Loans (including, for the avoidance of doubt, the Term B-10 Loans subject to the Term B-10 Loan Extensions and the Term B-11 Loans subject to the Term B-11 Loan Extension), (x) to prepay any accrued but unpaid interest and/or commitment fees on the Revolving Credit Commitments, (y)(1) to prepay, on the Eighth Amendment Effective Date, outstanding Term B-14 Loans on the Eighth Amendment Effective Date and (2) to prepay, on the Eighth Amendment Effective Date, any accrued but unpaid interest on the Term B-14 Loans and (z)(1) to pay, on the Seventh Amendment Effective Date, fees and expenses incurred in connection with the transactions described in the Seventh Amendment and (2) to pay, on the Eighth Amendment Effective Date, fees and expenses incurred in connection with the transactions described in the Eighth Amendment,”

SECTION 3. Conditions of Effectiveness of this Eighth Amendment.

This Eighth Amendment shall become effective in the order described below and on the first date (the “Eighth Amendment Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied and the obligation of each 2016 Replacement Term B-12 Lender and 2016 Replacement Term B-14 Lender to provide 2016 Replacement Term B-12 Loans and 2016 Replacement B-14 Loans, respectively, in each case, pursuant to this Eighth Amendment is subject to the satisfaction of each of the conditions set forth in this Section 3.

(a) Execution of Documents. Each of the Administrative Agent and the Left Lead Arranger shall have received a copy of (i) this Eighth Amendment, duly executed and delivered by the Borrower, the Subsidiary Borrowers, each 2016 Replacement Term B-12 Lender and each 2016 Replacement Term B-14 Lender and (ii) a Guarantor Consent and Reaffirmation, in the form attached hereto as Annex B, duly executed and delivered by each Guarantor (including each Subsidiary Borrower).

(b) Secretary’s Certificates; Good Standing Certificates. Each of the Administrative Agent and the Left Lead Arranger shall have received (i) such certificates of resolutions or other action,

formation and governing documents, incumbency certificates and/or other certificates of Responsible Officers of the Borrower and the Subsidiary Borrowers as the Administrative Agent or the Left Lead Arranger may reasonably request evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Eighth Amendment and the transactions contemplated hereby and (ii) good standing certificates (or equivalent documents) from the applicable Governmental Authority of the respective jurisdiction of organization of the Borrower and each Subsidiary Borrower dated as of a recent date prior to the Eighth Amendment Effective Date.

(c) Officer’s Certificate. Each of the Administrative Agent and the Left Lead Arranger shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in clauses (i), (j) and (l) below have been satisfied on and as of the Eighth Amendment Effective Date.

(d) Legal Opinion. Each of the Administrative Agent and the Left Lead Arranger shall have received an opinion of Ropes & Gray LLP, counsel for the Loan Parties, addressed to the Administrative Agent, the Lead Arrangers and each Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Left Lead Arranger.

(e) [Reserved].

(f) Fees and Expenses. The Borrower shall have paid (or caused to be paid):

(i) to the Administrative Agent and the Left Lead Arranger, all fees and out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) incurred by them in connection with the preparation, negotiation and execution of this Eighth Amendment, as applicable, or as otherwise required to be paid in connection with this Eighth Amendment, to the extent invoiced at least one Business Day prior to the date hereof, and

(ii) to the Left Lead Arranger, all fees and expenses due under that certain engagement letter, dated as of December 5, 2016 among the Borrower and Wells Fargo, required to be paid on the Eighth Amendment Effective Date.

(g) Committed Loan Notice. Each of the Administrative Agent and Left Lead Arranger shall have received a Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower, not later than 1:00 p.m. (New York City time) three (3) Business Days before the requested date of borrowing of the 2016 Replacement Term B-12 Loans and 2016 Replacement Term B-14 Loans on the Eighth Amendment Effective Date.

(h) Payment of Interest and Commitment Fees. Concurrently with the funding of the 2016 Replacement Term B-12 Loans and the 2016 Replacement Term B-14 Loans, the Borrower shall have paid to the Administrative Agent for the account of each Lender with Refinanced Term B-12 Loans and each Lender with Refinanced Term B-14 Loans, in each case, on, and immediately prior to, the Eighth Amendment Effective Date all accrued but unpaid interest (which for purposes of this clause (h) shall accrue using the Applicable Rate in effect immediately prior to the Eighth Amendment Effective Date) owing with respect to such Term Loans through the Eighth Amendment Effective Date.

(i) Representations and Warranties. Each of the representations and warranties of the Borrower contained in Article V of the Existing Credit Agreement and each other Loan Document, immediately before and after giving effect to this Eighth Amendment and the matters and transactions contemplated hereby, is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that (i) any representation and warranty made on or as of the Closing Date that is qualified as to “Material Adverse Effect” shall be deemed to be qualified by a “Company Material Adverse Effect” and (ii) the representation and warranty in Section 5.14 of the Credit Agreement shall not apply to information of a general economic or general industry nature or to information regarding the status of any previously announced exploration or pursuit of financial or strategic alternative as previously announced by the Borrower (it being understood that the Borrower may not be in a position to provide any information relating thereto prior to any public announcement).

(j) No Default. No Default shall exist, or would result from the Eighth Amendment or from the application of the proceeds therefrom.

(k) PATRIOT Act. The Administrative Agent shall have received, at least 3 Business Days prior to the Eighth Amendment Effective Date, all documentation and other information about the Borrower, Subsidiary Borrowers and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested in writing at least 9 calendar days prior to the Eighth Amendment Effective Date.

(l) Replacement Term Loans. All of the conditions set forth in the last paragraph of Section 10.01 of the Existing Credit Agreement with respect to the incurrence of Replacement Term Loans shall have been satisfied.

SECTION 4. Consent. the Borrower hereby consents to the assignment of (x) any Term B-12 Loans to any New 2016 Replacement Term B-12 Lender who is not an Existing Term B-12 Lender and (y) any Term B-14 Loans to any New 2016 Replacement Term B-14 Lender who is not an Existing Term B-14 Lender, in each case, who was identified to the Borrower by the Administrative Agent prior to the effectiveness of this Eighth Amendment (and the use of its signature page attached hereto as Annex E in connection with such assignments in connection with the primary syndication of the Term B-12 Loans and the Term B-14 Loans, which may affixed to each Assignment and Assumption that relates to such assignments).

SECTION 5. Post-Closing Requirements Relating to the Mortgaged Properties and Other Collateral.

Within 90 days after the Eighth Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent:

(a) evidence that a mortgage amendment (the “Mortgage Amendment”) with respect to the Mortgaged Property has been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto on or before such date and are in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;

(b) a date-down endorsement to the title insurance policy with respect to the Mortgaged Property; and

(c) evidence that all fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgage Amendment, including, without limitation, reasonable attorneys’ fees, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendment and the other matters described in this Section 4 and as, and to the extent, otherwise required to be paid in connection therewith under Section 10.04 of the Amended Credit Agreement.

SECTION 6. Representations and Warranties. The Borrower and each Subsidiary Borrower represent and warrant as follows:

(a) The execution, delivery and performance by the Borrower and each Subsidiary Borrower of this Eighth Amendment are within the Borrower’s and each Subsidiary Borrower’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Borrower’s or any Subsidiary Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Amended Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which the Borrower or any Subsidiary Borrower is a party or affecting the Borrower or any Subsidiary Borrower or the properties of the Borrower or any Subsidiary Borrower or any of the Borrower’s Restricted Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary Borrower or their property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Eighth Amendment has been duly executed and delivered by the Borrower and each Subsidiary Borrower. This Eighth Amendment and each Loan Document after giving effect to the amendments pursuant to this Eighth Amendment, constitutes a legal, valid and binding obligation of the Borrower and each Subsidiary Borrower, enforceable against the Borrower and each Subsidiary Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the effectiveness of this Eighth Amendment, (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) the 2016 Replacement Term B-12 Loans shall constitute “Term Loans” and “Term B-12 Loans” for all purposes under the Amended Credit Agreement (other than for purposes of Section 2.01(a)(vii) and Section 7.10(a)(v) of the Amended Credit Agreement), (iii) each 2016 Replacement Term B-12 Lender shall constitute a “Lender,” a “Term Lender” and a “Term B-12 Lender,” in each case, as defined in the Amended Credit Agreement, (iv) each 2016 Replacement Term B-12 Commitment shall constitute a “Commitment” as defined in the Amended Credit Agreement, (v) the 2016 Replacement Term B-14 Loans shall constitute “Term Loans” and “Term B-14 Loans” for all purposes under the Amended Credit Agreement (other than for purposes of Section 2.01(a)(viii) and Section 7.10(a)(viii) of the Amended Credit Agreement), (iii) each 2016 Replacement Term B-14 Lender shall constitute a “Lender,” a “Term Lender” and a “Term B-14 Lender,” in each case, as defined in the Amended Credit Agreement and (iv) each 2016 Replacement Term B-14 Commitment shall constitute a “Commitment” as defined in the Amended Credit Agreement.

(b) The Amended Credit Agreement and each of the other Loan Documents, as specifically amended by this Eighth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (including all 2016 Replacement Term B-12 Loans and Replacement Term B-14 Loans), in each case, as amended by this Eighth Amendment.

(c) The execution, delivery and effectiveness of this Eighth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a modification, acceptance or waiver of any other provision of any of the Loan Documents. On and after the effectiveness of this Eighth Amendment, (i) all references to the “Credit Agreement” or words of like import referring to the Existing Credit Agreement in any other Loan Document, shall mean and be a reference to the Amended Credit Agreement and (ii) this Eighth Amendment shall for all purposes constitute a Loan Document.

SECTION 8. Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Left Lead Arranger for all reasonable costs and out-of-pocket expenses of the Administrative Agent and the Left Lead Arranger (including, the reasonable legal fees and expenses of White & Case LLP, counsel to the Administrative Agent and the Left Lead Arranger) in connection with the preparation, execution, delivery and administration, modification and amendment of this Eighth Amendment, to the extent required by, and in accordance with, Section 10.04 of the Amended Credit Agreement.

SECTION 9. Execution in Counterparts. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Eighth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

SECTION 10. Governing Law. This Eighth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WEST CORPORATION,
as Borrower

By:	/s/ Jan D. Madsen
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO WEST AMENDMENT NO. 8]

WEST INTERACTIVE CORPORATION
WEST INTERACTIVE SERVICES CORPORATION
WEST SAFETY SERVICES, INC.
WEST UNIFIED COMMUNICATIONS SERVICES, INC., as Subsidiary Borrowers

By:	/s/ Jan D. Madsen
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

CLIENTTELL, INC.
CORPORATE CARE WORKS, INC.
HEALTH ADVOCATE, INC.
HUMAN MANAGEMENT SERVICES, INC.
NORTHERN CONTACT, INC.
RX ADVOCATE, INC.
TWENTY FIRST CENTURY COMMUNICATIONS OF CANADA, INC.
WEST COMMAND SYSTEMS, INC.
WEST IP COMMUNICATIONS, INC.
WEST RECEIVABLE SERVICES, INC.
WEST SAFETY COMMUNICATIONS OF VIRGINIA INC.
WEST SAFETY SOLUTIONS CORP., as Guarantors

By:	/s/ Jan D. Madsen
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO WEST AMENDMENT NO. 8]

WEST CLAIMS RECOVERY SERVICES, LLC,
as Guarantors
By: West Receivable Services, Inc., its Member

By:	/s/ Jan D. Madsen
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

WEST TELECOM SERVICES HOLDINGS, LLC, as a Guarantor
By: West Corporation, its Member

By:	/s/ Jan D. Madsen
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

WEST FACILITIES, LLC
WEST REVENUE GENERATION SERVICES, LLC, as Guarantors
By: West Corporation, its Member

By:	/s/ Jan D. Madsen
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

CLIENTTELL LAB, LLC, as a Guarantor
By: ClientTell, Inc., its Member

By:	/s/ Jan D. Madsen
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO WEST AMENDMENT NO. 8]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent, Designated 2016 Replacement Term B-12 Lender and Designated 2016 Replacement Term B-14 Lender

By:	/s/ Patrick Levesque
	Name:	Patrick Levesque
	Title:	Director

[SIGNATURE PAGE TO WEST AMENDMENT NO. 8]

SIGNATURE PAGE TO AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, WEST CORPORATION, THE LENDERS PARTY THERETO, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES AND AGENTS PARTY THERETO

NAME OF FUND (IF APPLICABLE):

NAME OF INSTITUTION:

By:
Name:
Title:

[For Lenders requiring a second signature line:

By:
Name:
Title:]

[SIGNATURE PAGE TO WEST AMENDMENT NO. 8]

ANNEX A

[Reserved]

ANNEX B

GUARANTOR CONSENT AND REAFFIRMATION

December 19, 2016

Reference is made to AMENDMENT NO. 8 to Amended and Restated Credit Agreement (the “Eighth Amendment”), dated as of June 17, 2016, to the Amended and Restated Credit Agreement dated as of October 5, 2010 (as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 15, 2012, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of October 24, 2012, Amendment No. 3 to Amended and Restated Credit Agreement; Amendment No. 1 to Guarantee Agreement, dated as of February 20, 2013, Amendment No. 4 to Amended and Restated Credit Agreement, dated as of January 24, 2014, Amendment No. 5 to Amended and Restated Credit Agreement, dated as of July 1, 2014, Amendment No. 6 to Amended and Restated Credit Agreement, dated as of November 24, 2015 and Amendment No. 7 to Amended and Restated Credit Agreement, dated as of June 17, 2016 and as further amended, supplemented and/or otherwise modified prior to the date hereof, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Wells Fargo Bank, National Association, as Administrative Agent and the other parties thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Eighth Amendment.

Each Guarantor hereby consents to the execution, delivery and performance of the Eighth Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Eighth Amendment Effective Date, be deemed to be a reference to the Credit Agreement as amended by the Eighth Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Eighth Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

After giving effect to the Eighth Amendment, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by the Eighth Amendment, and shall continue to secure the Secured Obligations (including Term B-12 Loans (including the 2016 Replacement Term B-12 Loans), Term A-2 Loans, Extended 2016 Revolving Credit Commitments and Term B-14 Loans (including the 2016 Replacement Term B-14 Loans)), in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by the Eighth Amendment and the other Loan Documents.

This Consent shall be governed by, and construed in accordance with, the laws of the state of New York.

*        *        *

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first above written.

WEST CORPORATION
CLIENTTELL, INC.
CORPORATE CARE WORKS, INC.
HEALTH ADVOCATE, INC.
HUMAN MANAGEMENT SERVICES, INC.
NORTHERN CONTACT, INC.
RX ADVOCATE, INC.
TWENTY FIRST CENTURY COMMUNICATIONS OF CANADA, INC.
WEST COMMAND SYSTEMS, INC.
WEST INTERACTIVE CORPORATION
WEST INTERACTIVE SERVICES CORPORATION
WEST IP COMMUNICATIONS, INC.
WEST RECEIVABLE SERVICES, INC.
WEST SAFETY COMMUNICATIONS OF VIRGINIA INC.
WEST SAFETY SERVICES, INC.
WEST SAFETY SOLUTIONS CORP.
WEST UNIFIED COMMUNICATIONS SERVICES, INC.

By:
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

WEST CLAIMS RECOVERY SERVICES, LLC, as Guarantors By: West Receivable Services, Inc., its Member

By:
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO WEST AMENDMENT NO. 8 GUARANTOR CONSENT AND REAFFIRMATION]

WEST TELECOM SERVICES HOLDINGS, LLC
By West Corporation, its Member

By:
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

WEST FACILITIES, LLC
WEST REVENUE GENERATION SERVICES, LLC
By: West Corporation, its Member

By:
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

CLIENTTELL LAB, LLC
By: ClientTell, Inc., its Member

By:
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO WEST AMENDMENT NO. 8 GUARANTOR CONSENT AND REAFFIRMATION]

ANNEX C

[Reserved.]

ANNEX D

New 2016 Commitment Schedule

2016 Replacement Term B-12 Commitment	2016 Replacement Term B-14 Commitment
$867,825,000	$259,350,000

Annex E

Borrower’s Signature Page to Assignment and Assumption

[see attached]

WEST CORPORATION,

By:
	Name:	Jan D. Madsen
	Title:	Chief Financial Officer and Treasurer

[Signature Page to West – Assignment and Assumption Agreement (Amendment No. 8)]